                                        EXHIBIT 99.4 - POST-PETITION LIABILITIES

CASE NAME: AEROVOX, INC.                                              FORM OPR-4
CASE NUMBER: 01-14680 JNF

                     SCHEDULE OF POST PETITION LIABILITIES
                       FOR MONTH ENDED: JUNE 30, 2001 1

                                DATE INCURRED     DATE DUE      TOTAL DUE      0-30 DAYS     31-60 DAYS    61-90 DAYS   OVER 90 DAYS
                                -------------     --------      ---------      ---------     ----------    ----------   ------------
TAXES PAYABLE
    Federal Income Taxes        NONE              NONE          NONE           NONE
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    FICA - Employer's Share             06/30/01     07/02/01          8,304          8,304
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    FICA - Employee's Share             06/30/01     07/02/01          8,304          8,304
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    Withholding tax                     06/30/01     07/02/01          7,466          7,466
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    State Income Tax                    06/30/01     07/02/01         $4,438         $4,438
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    State Sales and Use Tax             06/30/01     07/20/01            162            162
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    State Franchise Tax         NONE              NONE          NONE           NONE
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    Personal Property Tax       NONE              NONE          NONE           NONE
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
        TOTAL TAXES PAYABLE                                       $28,674.01     $28,674.01
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
POST PETITION SECURED DEBT      NONE              NONE          NONE           NONE
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
POST PETITION UNSECURED DEBT    NONE              NONE          NONE           NONE
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
ACCRUED INTEREST PAYABLE                 6/30/01       7/1/01        155,398        155,398
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------
TRADE ACCOUNTS PAYABLE & OTHER
(List separately)*
    ACCRUED BENEFITS                     6/30/01       7/5/01        311,505        311,505
    -------------------------   ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    A/P TRADE  *                VARIOUS           VARIOUS            521,086        521,086
    -------------------------   ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    ACCRUED PAYROLL                      6/30/01       7/5/01         66,887         66,887
    -------------------------   ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    OTHER ACCRUED EXPENSES               6/30/01       7/5/01        154,289        154,289
    -------------------------   ----------------- ------------  -------------  ------------- ------------- ------------ ------------
    TOTALS                                                         1,237,839      1,237,839             -             -           -
                                ----------------- ------------  -------------  ------------- ------------- ------------ ------------

* Attach separate sheet if necessary.